UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K/A
(Amendment No. 1)

 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2016

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Masonite International Corporation
(Exact name of registrant as specified in its charter)
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British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road Concord, Ontario, Canada	L4K 2N6
(Address of principal executive offices)	(Zip Code)
(800) 895-2723
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

(a) On October 7, 2016, following a competitive process undertaken by the Audit Committee of the Board of Directors (the "Audit Committee") of Masonite International Corporation ("Masonite" or the "Company"), the Audit Committee approved the selection of Ernst & Young LLP ("E&Y") to serve as Masonite's independent registered public accounting firm for the fiscal year ending December 31, 2017 ("Fiscal Year 2017"), subject to the approval of the Company's shareholders. At the same time, the Audit Committee approved the dismissal of Deloitte & Touche LLP ("Deloitte") (Masonite's independent registered public accounting firm for the fiscal year ending January 1, 2017 ("Fiscal Year 2016"), and prior years). Deloitte's dismissal became effective upon the completion of Deloitte's audit of Masonite's consolidated financial statements for Fiscal Year 2016 and the filing of the related Annual Report on Form 10-K. Per PCAOB requirements, the Deloitte signing partner was scheduled to rotate following the audit of the Company's Fiscal Year 2016 consolidated financial statements. The Audit Committee initiated its competitive process to coincide with this rotation and invited several firms to participate, including Deloitte. On March 1, 2017, Masonite filed its Form 10-K for Fiscal Year 2016, indicating that Deloitte's term as Masonite's independent registered public accounting firm has ended.

The reports of Deloitte on the Company's consolidated financial statements for Fiscal Year 2016 and the fiscal year ended January 3, 2016 ("Fiscal Year 2015") did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During Fiscal Years 2016 and 2015 and the subsequent interim period through March 1, 2017, there were (i) no "disagreements" as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the subject matter of the disagreement(s) in connection with its report on Masonite's consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the foregoing disclosures to Deloitte and requested that Deloitte furnish Masonite with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Deloitte's letter, dated March 1, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) During Fiscal Years 2016 and 2015 and the subsequent interim period through March 1, 2017, neither Masonite nor anyone acting on its behalf consulted with E&Y, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Masonite's consolidated financial statements, and neither a written report nor oral advice was provided to Masonite that E&Y concluded was an important factor considered by Masonite in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 1, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	March 1, 2017	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary